EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated June 24, 2015
To Prospectus Dated May 1, 2015

Effective May 14, 2015, the Virtus Premium AlphaSector™ Series underlying fund changed its name to Virtus Equity Trend Series. The corresponding Subaccount also changed its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name.

The “Objectives for Underlying Funds – Virtus Premium AlphaSector™ Series” section of the prospectus is deleted in its entirety and replaced with the following:

Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Virtus Equity Trend Series	A	Seeks long-term capital appreciation.	Virtus Inv. Advisers, Inc.	Euclid Advisers LLC

Underlying Fund	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Virtus Equity Trend Series	A	Seeks long-term capital appreciation.	Virtus Inv. Advisers, Inc.	Euclid Advisors LLC

Please Retain This Supplement For Future Reference